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                                                                  Exhibit 10.227

                             ASSIGNMENT OF CONTRACT

          This ASSIGNMENT OF CONTRACT (the "ASSIGNMENT") is made and entered into this _______ day of May, 2004 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("ASSIGNOR") and INLAND WESTERN CROSSVILLE MAIN, L.L.C., a Delaware limited liability company ("ASSIGNEE").

          Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchase under that certain agreement dated as of April 1, 2004, as amended, and entered into by Eckerd Corporation, a Delaware corporation, as Seller, and Assignor, as Purchaser (collectively, the "AGREEMENT"), solely as the Agreement applies to the sale and purchase of the property described by the Agreement, located in Crossville, Tennessee, also known as Eckerd Store No. 3957.

     Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity. By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

                         ASSIGNOR:

                         INLAND REAL ESTATE ACQUISITIONS, INC., an
                         Illinois corporation

                         By:      /s/ Karen M. Kautz
                                ----------------------------------
                         Name:     Karen M. Kautz
                                ----------------------------------
                         Title:    Vice President
                                ----------------------------------


                         ASSIGNEE:

                         INLAND WESTERN CROSSVILLE MAIN, L.L.C., a
                         Delaware limited liability company

                         By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

                                By:       /s/ Valerie Medina
                                       ---------------------------
                                Name:     Valerie Medina
                                       ---------------------------
                                Title:   Asst. Secretary
                                       ---------------------------